UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 15, 2004

CATAPULT COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-24701	77-0086010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 SOUTH WHISMAN ROAD
MOUNTAIN VIEW, CA 94041

(Address of principal executive offices, including zip code)

650-960-1025

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1

Item 8.01. OTHER EVENTS

Catapult Communications Corporation (the “Company”) is filing, as exhibit 1.1 to this Form 8-K, a form of underwriting agreement among the Company, the selling stockholders and J.P. Morgan Securities Inc., as representative of the several underwriters. The Company is also filing as exhibit 5.1 an opinion of counsel.

This current report is being filed for the purpose of incorporating the opinion of counsel and the form of underwriting agreement attached as exhibits hereto by reference into this report and into the Company’s registration statement (File No. 333-112610) that was declared effective by the Securities and Exchange Commission on March 31, 2004.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit
No.	Description
1.1	Form of Underwriting Agreement among the Company, selling stockholders and J.P. Morgan Securities, Inc.
5.1	Legal Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATAPULT COMMUNICATIONS CORPORATION
By:	/s/ Christopher Stephenson
Christopher Stephenson
Chief Financial Officer

Date: September 15, 2004

EXHIBIT INDEX

Exhibit
No.	Description
1.1	Form of Underwriting Agreement among the Company, selling stockholders and J.P. Morgan Securities, Inc.
5.1	Legal Opinion of Wilson Sonsini Goodrich & Rosati, P.C.